SEASONS SERIES TRUST (the “Trust”)
Strategic Fixed Income Portfolio (the “Portfolio”)
Supplement dated January 19, 2010 to the Prospectus dated July 27, 2009
     Effective January 19, 2010, the Portfolio changed its name to the “Real Return Portfolio” and changed its investment goal and its principal investment strategy to those described below (the “Portfolio Changes”). This supplement also describes the risks associated with the Portfolio’s new investment strategy and changes in the Portfolio’s investment management arrangements and investment advisory fee rate. The Portfolio expects the transition from the current Strategic Fixed Income Portfolio to the Real Return Portfolio to be substantially completed on or about March 1, 2010. Investment management and advisory fee rate changes was implemented immediately, but, during the transition period, the current descriptions in the prospectus relating to portfolio composition and principal risks are applicable.
     The Board of Trustees of the Trust approved the Portfolio Changes at a meeting held on November 5, 2009. Effective upon the Portfolio Changes, Wellington Management Company, LLP (“Wellington Management”), the subadviser to the high-yield portion of the Portfolio, assumed management of the entire Portfolio, and the subadvisory agreements with each of Franklin Advisers, Inc. and Western Asset Management Company were terminated with respect to the Portfolio. Effective upon the Portfolio Changes, the advisory fee rate for the Portfolio were reduced to 0.60% on first $500 million and 0.55% over $500 million.
Under the heading “Trust Highlights — Q&A — What is the Portfolio’s investment goal and principal investment strategies?” all current references with respect to the Portfolio (formerly, the Strategic Fixed Income Portfolio) are deleted and replaced with the following:

Principal Investment
Portfolio	Investment Goal	Strategy
Real Return Portfolio (formerly, the Strategic Fixed Income Portfolio)	total return that equals or exceeds the rate of inflation over the long term, consistent with prudent investment management	investing, under normal circumstances, primarily in inflation-adjusted debt securities including inflation-indexed bonds issued by the U.S. Treasury and inflation-indexed securities issued by other entities such as U.S. and foreign corporations and foreign governments
As part of its investment strategy, the Portfolio (formerly, the Strategic Fixed Income Portfolio) may also invest in debt securities that are not inflation-indexed and derivative instruments, such as forwards, futures contracts or swap agreements in an effort to enhance returns, provide inflation hedges or foreign currency hedges, increase market exposure and investment flexibility, or to adjust exposures.

“Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.
Under the heading “Trust Highlights — Q&A — What are the principal risks of investing in the Portfolio?” all current references with respect to the Portfolio are deleted and replaced with the following:
Risks of Investing in Bonds
The Portfolio invests significantly in bonds. As with any fund that invests significantly in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in bonds, movements in the bond market generally may affect its performance. In addition, individual bonds selected for the Portfolio may underperform the market generally.
Risks of Investing in Inflation-Indexed Securities
Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the Consumer Price Index (“CPI”) in the United States. Inflation-indexed securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Inflation-indexed securities are sensitive to changes in the real interest rates, which is the nominal interest rate minus the expected rate of inflation. The price of an inflation-indexed security will increase if real interest rates decline, and decrease if real interest rates increase. If the interest rate rises for reasons other than inflation, the value of such instruments can be negatively impacted. Interest income will vary depending on changes to the principal amount of the security. For U.S. tax purposes, both interest payments and inflation adjustments to principal are treated as interest income subject to taxation when received or accrued, and inflation adjustments to principal are subject to taxation when the adjustment is made and not when the instrument matures.
Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected bonds (“TIPS”), even during a period of deflation. However, the current market value of a fixed income security is not guaranteed, and will fluctuate. Inflation-indexed securities, other than TIPS, may not provide a similar guarantee and may be supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.
Inflation-indexed securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.
Risks of Investing Internationally
The Portfolio may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging market countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.
Risks of Investing in Derivatives
A derivative is any financial instrument whose value is based on, and determined by, another security, currency, index or benchmark (e.g., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in the glossary. To the extent a forward, option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
Under the heading “Trust Highlights — Q&A — How has the Portfolio performed historically?” the disclosure is supplemented as follows:
Effective January 19, 2010, the Portfolio will change its primary benchmark from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital World Government Inflation-Linked 1-10 Year Index (Hedged). In addition, effective January 19, 2010, the Portfolio will add the Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index as a secondary benchmark, replacing the J.P. Morgan Emerging Market Bond Index Plus, the Merrill Lynch High Yield Master II Index, the Citigroup Mortgage-backed Securities Index and the Blended Benchmark Index. The Adviser believes that the new benchmarks provide a more appropriate measure of performance in light of the Portfolio’s new investment objective and investment strategy. The historical performance of the new benchmarks is shown below.

		Return
Average Annual Total Returns	Past One	Since
(as of the calendar year ended December 31, 2008)	Year	Inception[3]
Barclays Capital World Government Inflation-Linked 1-10 Year Bond Index (Hedged to USD)[1]	-0.01%	3.35%

		Return
Average Annual Total Returns	Past One	Since
(as of the calendar year ended December 31, 2008)	Year	Inception[3]
Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index[2]	-2.43%	2.98%

[1]	The Barclays Capital World Government Inflation Linked 1-10 Year Bond Index (Hedged to USD) measures the performance of the major government inflation-linked bond markets. This index includes securities with maturities greater than one year but less than 10 years and is hedged to the US Dollar.

[2]	The Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index measures the performance of inflation-protected securities issued by the US Treasury with maturities greater than one year but less than 10 years.

[3]	Inception date for Class 3 shares is February 14, 2005.
Under the heading “Expense Summary” the disclosure is supplemented as follows:
The table below describes the fees and expenses you may pay if you remain invested in each Portfolio. Each Portfolio’s annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)*

	Real Return Portfolio
	Portfolio(1)
	Class 1	Class 2	Class 3
Management Fees	N/A	N/A	0.60%
Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses	N/A	N/A	0.16%
Acquired Fund Fees and Expenses	N/A	N/A	N/A
Total Annual Portfolio Operating Expenses	N/A	N/A	1.01%

*	Annual Portfolio Operating Expenses for each Portfolio may be higher or lower than the operating expenses shown, based upon certain factors, including, but not limited to, increases or decreases in a Portfolio’s assets. If the operating expenses are higher, you could pay more than the amount shown in the table if you buy or hold shares of the Portfolio.

(1)	The management fee for the Real Return Portfolio was decreased effective January 19, 2010. The expense information in the table reflects the current fees as if they had been in effect during the entire fiscal year and, therefore, the “Total Annual Portfolio Operating Expenses” shown in the table may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table.
Example
This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Return Portfolio
Class 3	$103	$322	$558	$1,236
Under the heading “More Information About the Portfolio” all current references with respect to the Portfolio (formerly, the Strategic Fixed Income Portfolio) are deleted and replaced with the following:

Real Return Portfolio
(formerly, the Strategic Fixed Income
Portfolio)
What are the Portfolio’s principal investments?	• Inflation-adjusted debt securities:

-    U.S. Treasury inflation-indexed securities
-    Foreign government and foreign government agency inflation-indexed securities
-    Emerging market inflation-indexed securities
-    Corporate inflation-indexed securities

What other types of investments may the Portfolio significantly invest in?	• Debt securities that are not inflation-indexed • Derivatives instruments:

-    forward contracts, including TIPS and U.S. Treasury bond forwards and forward foreign currency exchange contracts
-    futures contracts
-    swap agreements such as inflation swaps, index, interest rate, mortgage and total return swaps, caps, floors and collars
-    inflation-linked structured finance securities

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?
-    U.S. government securities
-    Corporate debt instruments
-    Inflation-adjusted debt securities
-    U.S. Government agency and instrumentalities inflation-indexed securities
-    Hybrid instruments
-    Sovereign and supranational securities
-    Repurchase and reverse repurchase - agreements
-    Short-term investments
-    Defensive instruments

What risks normally affect the Portfolio?	• Active trading
• Concentration
• Credit quality

Real Return Portfolio
(formerly, the Strategic Fixed Income
Portfolio)
• Currency volatility
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Inflation-indexed securities risk
• Interest rate fluctuations
• Issuer risk
• Repurchase agreements
• Risk of investing in money market securities
• Risk of variation of return
• Securities selection
• U.S. government obligations
Under the heading “Glossary-Investment Terminology” the disclosure is supplemented to add the following:
Index swaps involve the exchange of value based on changes in an index, such as the CPI, that could provide inflation protection or provide a hedge to such inflation-indexed securities.
Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the CPI in the United States. The principal of these instruments is adjusted based upon changes to the index or designated measure of inflation. Because the principal amount may increase or decrease, the interest received also will vary with adjustments to the principal amount. Inflation-indexed securities may be issued or guaranteed by the U.S. Treasury and U.S. Government agencies, foreign governments and foreign government agencies, and private corporations or entities.
Under the heading “Glossary-About the Indices” the disclosure is supplemented to add the following:
•	The Barclays Capital World Government Inflation-Linked 1-10 Year Bond Index (Hedged to USD) measures the performance of the major government inflation-linked bond markets. This index includes securities with maturities greater than one year but less than 10 years and is hedged to the US Dollar.

•	The Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index measures the performance of inflation-protected securities issued by the US Treasury with maturities greater than one year but less than 10 years.
Under the heading “Glossary-Risk Terminology” the disclosure is supplemented to add the following:
Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the CPI in the United States. Inflation-indexed securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Inflation-indexed securities are sensitive to changes in the real interest rates, which is the nominal interest rate minus the expected rate of inflation. The price of an inflation-indexed security will increase if real interest rates decline, and decrease if real interest rates increase. If the interest rate rises for reasons other than inflation, the value of such instruments can be negatively impacted. Interest income will vary depending on changes to the principal amount of the security. For U.S. tax purposes, both interest payments and inflation adjustments to principal are treated as interest income subject to taxation when received or accrued, and inflation adjustments to principal are subject to taxation when the adjustment is made and not when the instrument matures.
Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of a fixed income security is not guaranteed, and will fluctuate. Inflation-indexed securities, other than TIPS, may not provide a similar guarantee and may be supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.
Inflation-indexed securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.
Under the heading “Management-Portfolio Management” all current references with respect to the Portfolio (formerly, the Strategic Fixed Income Portfolio) are deleted and replaced with the following:

Portfolio management allocated among
Portfolio	the following managers
Real Return Portfolio (formerly, the Strategic Fixed Income Portfolio)	• Wellington Management
Under the heading “Management-Information about the Subadvisers” all current references with respect to the Portfolio are deleted and replaced with the following:
Real Return Portfolio
Wellington Management Company, LLP. (Wellington Management) is a Massachusetts limited liability partnership with principal offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management or its predecessor organizations have provided investment advisory services for over 70 years. As of September 30,

2009, Wellington Management had investment management authority with respect to approximately $506 billion in assets. The firm-wide assets do not include agency mortgaged-backed security pass-through accounts managed for the Federal Reserve.
The Real Return Portfolio is managed by Lindsay Thrift Politi. Ms. Politi is a Vice President and Fixed Income Portfolio Manager with Wellington Management since 2007, and has served as the Portfolio Manager for the Real Return Portfolio since January 2010. Ms. Politi joined Wellington Management as an investment professional in 2000, became a fixed income portfolio manager in 2006, and a vice president in 2008.
Dated: January 19, 2010
Versions: Version 4, Class 3; and Combined Master, Classes 1, 2, & 3

SEASONS SERIES TRUST (the “Trust”)
Strategic Fixed Income Portfolio (the “Portfolio”)
[hereafter, the Real Return Portfolio]
Supplement dated January 19, 2010 to the Statement of Additional Information dated
July 27, 2009
     Effective January 19, 2010, the Portfolio changed its name to the “Real Return Portfolio” and changed its investment goal and its principal investment strategy to those described below (the “Portfolio Changes”). This supplement provided information about the risks associated with the Portfolio’s new investment strategy and changes in the Portfolio’s investment management arrangements and investment advisory fee rate. The Portfolio expects the transition from the current Strategic Fixed Income Portfolio to the Real Return Portfolio to be substantially completed on or about March 1, 2010. Investment management and advisory fee rate changes were implemented, but, during the transition period, the current descriptions in the prospectus relating to portfolio composition and principal risks are applicable.
     The Board of Trustees of the Trust approved the Portfolio Changes. Effective upon the Portfolio Changes, Wellington Management Company, LLP (“Wellington Management”), the subadviser to the high-yield portion of the Portfolio, assumed management of the entire Portfolio, and the subadvisory agreements with each of Franklin Advisers, Inc. and Western Asset Management Company were terminated with respect to the Portfolio. Effective upon the Portfolio Changes, the advisory fee rate for the Portfolio was reduced to 0.60% on first $500 million and 0.55% over $500 million.
Under the heading “The Trust” the disclosure is supplemented as follows:
On November 5, 2009, the Board approved changes to the Strategic Fixed Income Portfolio’s name and investment policy. Effective January 19, 2010 the Portfolio changed its name to the “Real Return Portfolio” and changed its investment goal and its principal investment strategy.
Under the heading “More Information About the Portfolio” all current references with respect to the Portfolio (formerly, the Strategic Fixed Income Portfolio) are deleted and replaced with the following:

Real Return Portfolio
(formerly, the Strategic Fixed Income
Portfolio)
In what other types of investments may the Portfolio periodically invest?	• U.S. government securities • Asset-backed securities • Commercial mortgage-backed securities • Mortgage-backed securities • Junk bonds

Real Return Portfolio
(formerly, the Strategic Fixed Income
Portfolio)
• Inverse floaters

•    When-issued and delayed delivery securities

•    ADRs/EDRs/GDRs

•    Rights and warrants (up to 10%)

•    Variable rate demand notes

•    Registered investment companies

•    Reverse repurchase agreements

•    Standby commitments

•    Pass-through securities

•    Collateralized bond obligations (CBOs)

•    Defaulted securities

•    Equity securities (up to 20%)

•    Credit default swaps

•    Illiquid securities
     (up to 15% of net assets)

What other types of risk may potentially or periodically affect the Portfolio?	• Illiquidity • Asset-backed securities • Junk bonds
Under the heading “Supplemental Glossary” the disclosure is supplemented to add the following:
Index swaps involve the exchange of value based on changes in an index, such as the CPI, that could provide inflation protection or provide a hedge to such inflation-indexed securities.
Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the CPI in the United States. The principal of these instruments is adjusted based upon changes to the index or designated measure of inflation. Because the principal amount may increase or decrease, the interest received also will vary with adjustments to the principal amount. Inflation-indexed securities may be issued or guaranteed by the U.S. Treasury and U.S. Government agencies, foreign governments and foreign government agencies, and private corporations or entities.
Under the heading “Investment Advisory and Management Agreement” all current references with respect to the Portfolio are deleted and replaced with the following:

Portfolio	Advisory Fee (as a percentage of Assets)
Real Return Portfolio (formerly, the Strategic Fixed Income Portfolio)	First $500 million Over $500 million	0.60% 0.55%
Under the heading “Subadvisory Agreements” all current references with respect to the Portfolio are deleted and replaced with the following:

Portfolio management allocated among
Portfolio	the following managers
Real Return Portfolio (formerly, the Strategic Fixed Income Portfolio)	• Wellington Management
Under the heading “Portfolio Managers — Other Client Accounts” all current references with respect to the Portfolio are deleted and replaced with the following:

Number of Other Accounts and
	Number of Other Accounts Managed			Assets for Which Advisory Fee is
	and Assets by Account Type			Performance-Based
	Other			Other
	Registered	Other Pooled		Registered	Other Pooled
Name of	Investment	Investment	Other	Investment	Investment	Other
Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Lindsay Thrift Politi	2	2	5	0	0	0
	$376,016,021	546,579,570	433,975,573	$0	$0	$0
Under the heading “Portfolio Managers — Compensation” the disclosure is supplemented as follows:
Wellington Management receives a fee based on the assets under management of the Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and SunAmerica Asset Management Corp. on behalf of the Portfolio. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Portfolio. The following information is as of November 30, 2009.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Portfolio (the “Portfolio Manager”) includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager’s experience and performance in her role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Portfolio is linked to the gross pre-tax performance of the Portfolio compared to the Barclays Capital World Government Inflation-Linked Bond Index 1-10 Years Hedged to USD over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on her overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.
Dated: January 19, 2010